PARTIAL ASSIGNMENT OF CONTRACT


     THIS PARTIAL ASSIGNMENT OF CONTRACT (this "Assignment") is entered into as of this 10th day of July, 2000, (the "Effective Date"), by and between Delta Petroleum Corporation, a Colorado corporation ("Assignor") and Sovereign Holdings, LLC, a Colorado limited liability company ("Assignee").

          (A) Assignor is the buyer under that certain Purchase and Sale Agreement, dated as of June 1, 2000, between Assignor and
Whiting Petroleum Corporation, a Delaware corporation ("Seller"),
(the "Purchase Agreement"), a true complete and correct copy of which is attached hereto and incorporated herein by this reference as Exhibit A, for the purchase of certain oil and gas interests in North Dakota, as more particularly described in
Section 6 of the Purchase Agreement  (the "Interests").

     (B) Assignor now desires to assign and transfer to Assignee fifty percent (50%) of Assignor's right, title and interest in, to and under the Purchase Agreement.

     FOR TEN AND NO/100 DOLLARS ($10.00) AND OTHER GOOD AND
VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

     1. Assignment. Assignor hereby transfers, bargains and conveys unto Assignee a 50% undivided interest in, to and under the Purchase Agreement. For the term of the Purchase Agreement, Assignor shall continue to work with Assignee in communicating with the Seller. Assignee shall have the absolute right to acquire in its own name 50% of the Interests under the Purchase Agreement.

     2. No Defaults. Assignor warrants and covenants that as of the date of this Agreement, the Purchase Agreement is in full force and effect and there exist no defaults thereunder, nor any acts or events which, with the passage of time or the giving of notice or both, could become defaults thereunder, on the part of any party thereto.

     3. Assumption. Assignee hereby assumes and agrees to perform 50% of the obligations of Assignor arising under and in connection with the Purchase Agreement on and after the date hereof.

     4.        Indemnify, Defend and Hold Harmless.

          a. Assignor's Covenant. Assignor hereby agrees to indemnify, defend and hold Assignee harmless from and against any and all claims, demands, liabilities and/or obligations arising out of or resulting from any failure by Assignor to perform its obligations pursuant to the Purchase Agreement, prior to the date hereof.

          b. Assignee's Covenant. Assignee hereby agrees to reimburse, defend and hold Assignor harmless from and against any and all claims, demands, liabilities and/or obligations arising out of or resulting from any failure by Assignor to perform its obligations pursuant to the Purchase Agreement, on and after the date hereof.

     5. Representation. Assignor represents and covenants to Assignee that, except for the required consent of the Seller evidenced below, it has good right to assign and transfer its rights under the Purchase Agreement in the manner and form aforesaid. Assignee represents and covenants to Assignor that it has good right to assume and receive said Purchase Agreement in the manner and form aforesaid.

     6. Attorneys' Fees. In the event of any litigation between Assignor and Assignee arising out of the obligations of Assignor or Assignee under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation, including, without limitation, reasonable attorneys' fees.

     7. Successors and Assigns. This Assignment shall survive the close of escrow and shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     8. Counterparts. This Assignment may be executed in counterparts, each of which so executed shall, irrespective of the date of its execution and delivery, be deemed an original, and the counterparts together shall constitute one and the same instrument.


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     IN WITNESS WHEREOF, Assignor and Assignee have executed this
Assignment as of the day and year first above written.

                              DELTA PETROLEUM CORPORATION, a
                              Colorado corporation

                                   S/Roger A. Parker
                              By:  Roger A. Parker, President


                              SOVEREIGN HOLDINGS, LLC
                              a Colorado limited liability company


                              By:  s/Scott Reiman
                              Name:  Grandhaven Energy LLC
                              Its: Member


          The undersigned hereby consents to the foregoing pursuant to Section 10.7 of the Purchase Agreement this 10th day of July, 2000.

                              WHITING PETROLEUM CORPORATION,
                              a Delaware corporation

                              By:  s/John R. Hazlett
                              Name:  John R.Hazlett
                              Its: Vice President

                            EXHIBIT A

                       Purchase Agreement
                          (Blank Page)


      COLLATERAL ASSIGNMENT OF PURCHASE AND SALE AGREEMENT


     THIS COLLATERAL ASSIGNMENT OF PURCHASE AND SALE AGREEMENT (this "Assignment") is dated as of July 10, 2000, made by DELTA PETROLEUM CORPORATION, a Colorado corporation ("Assignor"), for the benefit of HEXAGON INVESTMENTS, LLC, a Colorado limited liability company ("Lender").

                           RECITALS:

     A. Assignor has contracted to buy certain oil and gas interests (the "Interests") from WHITING PETROLEUM CORPORATION, a Delaware corporation ("Seller") pursuant to that certain Purchase and Sale Agreement dated as of June 1, 2000, attached hereto as Exhibit A (the "Purchase Agreement").

     B. Assignor has applied for a $3,795,000.00 loan (the "Loan") from Lender, and Lender has agreed to make the Loan. The Loan is to be secured, in part, by an assignment of the Purchase Agreement on the terms and conditions as provided for herein. The promissory note, loan agreement and any other document now or hereafter evidencing the Loan are referred to herein as the "Loan Documents."

     NOW,  THEREFORE, in consideration of Lender's  extension  of
the   Loan   to  Assignor,  and  for  other  good  and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1 . Warranties of Assignor. Assignor does hereby warrant and represent, as of the date hereof, to Lender each of the following:

     a. The copy of the Purchase Agreement attached hereto as Exhibit A is a true, correct and complete copy. The Purchase Agreement has not been amended, modified, altered, supplemented or superseded in any manner. Assignor has not consented to any waivers of the strict performance and observance by Seller of all of the terms and provisions of the Purchase Agreement.

     b.    The Purchase Agreement is in full force and effect and
constitutes  the  binding  agreement,  enforceable  against   the
parties thereto in accordance with the terms contained therein.

     c.     There   exist  no  unresolved  title  objections   or
inspection objections under the Purchase Agreement with respect to objection periods which have expired under the Purchase
Agreement.

      d. Assignor has not received any notice of default from the Seller, and, to the best of Assignor's knowledge, there exists no fact or circumstance which, with the passage of time, would constitute an event of default or breach of the Purchase Agreement.

     e. Assignor has not heretofore assigned any of Assignor's right, title and interest in the Purchase Agreement to any party.

     2. Assignment. Assignor does hereby collaterally assign to Lender all of its right, title and interest in and to the Purchase Agreement, together with the right to any proceeds and the common stock payable thereunder. All payments and proceeds payable to Assignor under the Purchase and Sale Agreement shall be paid directly to Lender, regardless of whether there exists an Event of Default under the Loan Documents; provided that prior to an Event of Default, Assignor shall be entitled to receive the proceeds which it is not expressly required to pay over to Lender under the terms and conditions of the Loan Documents. Upon the occurrence of an Event of Default (as defined in the Loan Documents), or upon the occurrence of a breach by Assignor under the Purchase Agreement, then Lender, acting on its own or acting through a court-appointed receiver, may, but shall not be obligated to, perform any of the obligations of Assignor pursuant to the Purchase Agreement, shall receive all proceeds payable under the Purchase Agreement, and may exercise any and all remedies available to Lender under the Loan Documents or as otherwise provided by law or equity. Lender shall apply all such proceeds so collected in a manner consistent with the Loan Documents.

     3. No Assumption. Lender does not hereby assume any obligation of Assignor under the Purchase Agreement. Assignor shall remain liable for all payments, costs and expenses or any other obligation due and owing to Seller under the Purchase
Agreement,  including,  without limitation,  the  refund  of  any earnest money (even if received by Lender and applied to the amounts due under the Loan Documents). Assignor shall indemnify, defend and hold Lender harmless from and against any and all claims, actions, demands, loss, cost, liability or expense (including, but not limited to, reasonable attorney fees) incurred in connection with any action taken by Lender pursuant to this Assignment or asserted against Lender by Seller under the Purchase Agreement, except as the same results from Lender=s gross negligence and willful misconduct.

     4. Covenants. Assignor agrees that it shall not, without Lender's prior written consent, consent to or permit any modification, alteration, amendment, change or supplement to the Purchase Agreement except as permitted in the Loan Documents. Assignor shall not exercise any right or remedy to terminate or supersede the Purchase Agreement in any manner, except upon Seller=s default thereunder. Assignor shall furnish to Lender immediately upon Assignor's receipt any and all written demands, correspondence, notices, or other communications from Seller concerning the Purchase Agreement. Assignor shall timely pay and perform all of its duties and obligations under the Purchase Agreement.

     5. Payment. Assignor does hereby authorize and direct the Seller to pay directly to Lender all credits and payments arising from or related to ownership of the Interests payable to Assignor under the Purchase Agreement, including the delivery of any restricted common stock of Assignor held by Seller pursuant to the Purchase Agreement. Assignor shall perform any act and execute any documents or instruments reasonably requested by Lender or Seller in order to cause monies or common stock payable to Assignor under the Purchase and Sale Agreement to be paid or delivered directly to Lender. Assignor does hereby agree to indemnify, defend and hold the Seller and its officers and directors harmless from any claim, liability, damage, cost or expense arising from compliance with this instruction.

     6.    Miscellaneous.   This Assignment shall  inure  to  the
benefit of and be binding upon the parties, their respective heirs, personal representatives, successors and assigns. This Assignment may only be modified in writing, signed by the parties hereto. A default by Assignor under any of the provisions hereof shall constitute an Event of Default under the Loan Documents. This Assignment shall be interpreted in accordance with the laws of the State of Colorado.

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     IN  WITNESS  WHEREOF, the parties hereto have executed  this
Assignment as of the day and year first above written.

                         ASSIGNOR:

                         DELTA PETROLEUM CORPORATION,
                         a Colorado corporation


                         By: s/Roger A. Parker
                         Roger A. Parker, President

     The undersigned as Seller under the Purchase Agreement hereby consents to this Assignment pursuant to Section 10.7 of the Purchase Agreement under the terms and conditions as set forth herein, to be effective as of the date first above written.



                         WHITING PETROLEUM CORPORATION,
                         a Delaware corporation


                         By:  s/John R. Hazlett
                         Name:     John R. Hazlett
                         Title:    Vice President

                           EXHIBIT A
                       Purchase Agreement
                         [Page Blank)


              [Hexagon Investments, LLC letterhead]


July 10, 2000




Delta Petroleum Corporation
555 17th Street, Suite 3310
Denver, Colorado 80202
Attn: Roger A. Parker, President

      Re:   Loan  in  the amount of $3,795,000.00 made  to  Delta
Petroleum Corporation by Hexagon Investments, LLC

Dear Roger:

     The purpose of this letter agreement ("Letter Agreement") is to confirm that, subject to the terms and conditions herein set forth, Hexagon Investments, LLC, a Colorado limited liability company ("Lender"), agrees to make the below-referenced loan to Delta Petroleum Corporation, a Colorado corporation ("Borrower").

SECTION 1.  LOAN

1.1 Loan. Borrower desires to receive a loan from Lender in the amount of THREE MILLION SEVEN HUNDRED NINETY FIVE THOUSAND and No/100 Dollars ($3,795,000.00)(the "Loan") for the purpose of purchasing certain interests in oil and gas properties as more particularly described on Exhibit A attached hereto and by this reference incorporated herein (the "Interests").

SECTION 2.  COMMITMENT

2.1 Note. The Loan shall be evidenced by a Promissory Note (the "Note") from Borrower, in a form prepared by Lender, executed and delivered simultaneously with the execution of this Letter Agreement, in the amount of $3,795,000.00, payable to Lender upon the terms and conditions contained therein which shall include, but not be limited to, the following:

      (a)   Interest Rate.  Interest shall accrue on  the  unpaid
principal  balance  of  the Loan at a rate  per  annum  equal  to
fifteen  percent  (15%).   Interest  shall  accrue  and  compound
monthly on the outstanding principal balance of the Note.

      (b) Accrual of Interest. Unless the due date of the Note is accelerated upon the occurrence of an Event of Default (as hereinafter defined), no payment of principal or interest shall be due hereunder until the Maturity Date (as hereinafter defined), when the outstanding principal balance of this Note, together with all accrued interest thereon and any other sums due under the Note, shall be immediately due and payable.

      (c)   Maturity Date.  The entire unpaid principal  balance,
all  accrued  and  unpaid interest and all other amounts  payable under  the Note shall be due and payable in full October 9,  2000
(the "Maturity Date").

      (d) Distributions to be Applied. Notwithstanding anything above to the contrary, any and all distributions and from or related to the Interests which would otherwise be payable or credited to Borrower shall be paid and credited to Lender as payment on the Note.

SECTION 3.  LOAN FEES

3.1  Origination Fee.   The parties acknowledge and agree that an
     origination fee (the "Origination Fee") of $50,000,000 has been included in the face amount of the note, and same shall be payable, with interest, on the Maturity Date. The Origination Fee has been earned and shall be non-refundable under any circumstances.

SECTION 4.  SECURITY

4.1   Security.   Borrower  shall cause  the  Loan  and  Borrower
obligation's under this Letter Agreement to be secured by the following:

      (a) A valid and effectual collateral assignment granting Lender a security interest in that certain Purchase and Sale Agreement dated as of June 1, 2000 between Borrower and Whiting Petroleum Corporation (the "Purchase Agreement") and all other documents relating thereto (collectively the "Contract Rights"); and

     (b)    A  security  interest,  mortgage  or  other   right
satisfactory to Lender that shall be issued if, upon the closing of the Purchase Agreement, the Loan has not been fully paid and satisfied.

4.2 Personal Guarantee. Borrower's directors, officers and/or significant shareholders, Roger A. Parker and Aleron H. Larson, Jr., shall cause to be executed contemporaneously herewith an agreement personally guaranteeing the Loan (the "Guaranty Agreement").

4.3 Security Documents. All of the documents required by Lender to grant and perfect the liens and security interests required herein shall be in a form satisfactory to Lender and may be referred to herein as the "Security Documents."

SECTION 5.  CONDITIONS PRECEDENT

5.1 The obligation of Lender to make the Loan is subject to the following express conditions precedent, all of which, unless otherwise provided below, shall have been satisfied prior to the granting of the Loan:

      (a) Loan Documents. Borrower shall have executed (or obtained the execution or issuing of) and delivered to Lender this Letter Agreement together with the following documents (collectively the "Loan Documents"), all in form satisfactory to
Lender:

          (i)  The Note;

          (ii) The Security Documents; and

          (iii)     The Guaranty Agreement.

      (b) Consent and Estoppel Documents. Borrower shall obtain the execution and delivery of that certain Estoppel Certificate dated July10, 2000, executed by Borrower, Whiting Petroleum Corporation, for the benefit of Lender, in the form attached hereto..

     (c) Other Conditions. Unless waived by Lender, in writing, Borrower, at its expense, shall have obtained and delivered to Lender the following items, all of which shall be in form and content satisfactory to Lender and shall be subject to approval in writing by Lender:

           (i) As to Borrower: (1) a copy of the organizational documents for that entity, (2) evidence of the proper formation and good standing of that entity in the state of its organization, and (3) evidence of qualification or registration of that entity in the State of Colorado and all other states determined by Lender.

            (ii)   All   minutes,  resolutions  and/or   consents
authorizing Borrower to enter into and perform under the Loan.

           (iii) A certified copy of the Purchase Agreement affecting the Interests.

       (d) Representations True. All representations and warranties by Borrower set forth in the Loan Documents shall remain true and correct and all agreements that Borrower is to have performed or complied with by the date hereof shall have been performed or complied with.

      (e) No Event of Default. No Event of Default exists, and no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute an Event of Default.

SECTION 6.  REPRESENTATIONS AND WARRANTIES

6.1  Borrower represents and warrants to Lender as follows:

      (a) Recitals and Statements. The recitals and statements of intent appearing in this Letter Agreement are true and correct.

       (b) Organization and Good Standing. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and is, to the extent required by law, qualified to do business and is in good standing in the State of Colorado and in each state in which it is doing business.

      (c) Power. Borrower has full power and authority to own its properties and assets and to carry on its business as now being conducted. The execution, delivery and performance of the Loan Documents have been duly authorized by all requisite action on the part of Borrower.

      (d) Authority. Borrower is fully authorized and permitted to enter into the Loan Documents, to execute any and all
documentation   required   therein,   to   borrow   the   amounts
contemplated herein upon the terms set forth herein and to perform the terms of the Loan Documents, none of which conflicts with any provision of any law, rule or regulation applicable to Borrower. The Loan Documents are the valid and binding legal obligations of Borrower, and each is enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the rights of creditors generally and general principles of equity.

      (e) Enforceable Liens. The liens, security interests and assignments created by the Security Documents will, when granted and recorded or filed, be valid, effective, properly perfected and enforceable first liens, security interests and assignments.

      (f)   No Other Liens.  The Contract Rights secured  by  the
Security Documents are free and clear of any other interests, liens or encumbrances.

      (g) No Breach. The execution, delivery and performance by Borrower of the Loan Documents will not result in any breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument under which Borrower is a party or is obligated. Borrower is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

      (h) No Actions. No actions, suits or proceedings are pending or threatened against Borrower that might materially and adversely affect the repayment of the Loan, the performance by Borrower under the Loan Documents or the financial condition, business or operations of Borrower.

      (i) Affirmation of Representations and Warranties. All representations and warranties made herein shall survive the execution of this Letter Agreement, and the execution and delivery of all other documents and instruments in connection with the Loan, until the Loan and all indebtedness hereunder have been paid in full and all of Borrower's obligations hereunder have been fully discharged.

SECTION 7.  AFFIRMATIVE COVENANTS

7.1 Until the Loan and all other indebtedness hereunder have been paid in full and all of Borrower's obligations hereunder have been fully discharged:

      (a) Compliance with Loan Documents. Borrower shall make all payments of interest and principal on the Loan and shall keep and comply with all terms, conditions and provisions of the Loan
Documents.

      (b) Subsequent Actions. Borrower shall immediately inform Lender of any actions, suits or proceedings involving Borrower that could materially and adversely affect the repayment of the Loan, the performance by Borrower under the Loan Documents, or the financial condition, business or operations of Borrower.

     (c) Further Assurances. Borrower shall execute and deliver such additional documents and do such other acts as Lender may reasonably require in connection with the Loan.

      (d) Borrower Notices. Borrower shall promptly give notice in writing to Lender of (i) the occurrence of any Event of Default, (ii) any change in the name of Borrower, and in the case of a reorganization, any change in name, identity or corporate structure, or (iii) any uninsured or partially insured loss through fire, theft, liability or property damage.

SECTION 8.  NEGATIVE COVENANTS

8.1 Until the Loan and all other indebtedness hereunder have been paid in full and all of Borrower's obligations hereunder have been fully discharged, Borrower shall not, without receiving the prior written consent of Lender:

      (a) Dissolution or Liquidation. Dissolve or liquidate, or merge or consolidate with or into any other entity, or turn over the management or operation of its property, assets or business to any other person, firm or corporation.

     (b) Due on Sale or Encumbrance. Assign, transfer or convey any of its right, title and interest in any property whether real or personal encumbered by the Security Documents; create or suffer to be created any mortgage, pledge, security interest, encumbrance or other lien on any property encumbered by the Security Documents; or create or suffer to be created any mortgage, pledge, security interest, encumbrance or other lien on any other property or assets which it now owns or hereafter acquires except in consideration of the contemporaneous receipt by it of benefits equal or greater in value to the lien created.

SECTION 9.  WAIVER

9.1 Waiver. Borrower waives presentment, demand, protest and notices of protest, nonpayment, partial payment and all other notices and formalities except as expressly called for in this Letter Agreement. Borrower consents to and waives notice of:
(i) the granting of indulgences or extensions of time of payment,
(ii) the taking or releasing of security, and (iii) the addition or release of persons who may be or become primarily or secondarily liable for the Loan or any other indebtedness arising in connection with the Loan, or any part thereof, and all in such manner and at such time as Lender may deem advisable.

9.2   Delay  or  Omission.  No delay or  omission  by  Lender  in exercising any right, power or remedy hereunder, and no indulgence given to Borrower, with respect to any term, condition or provision set forth herein, shall impair any right, power or remedy of Lender under this Letter Agreement, or be construed as a waiver by Lender of, or acquiescence in, any Event of Default. Likewise, no such delay, omission or indulgence by Lender shall be construed as a variation or waiver of any of the terms, conditions or provisions of this Letter Agreement. Any actual waiver by Lender of any Event of Default shall not be a waiver of any other prior or subsequent Event of Default or of the same Event of Default after notice to Borrower demanding strict performance.

SECTION 10.  DEFAULT

10.1 Event of Default. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Letter Agreement:

      (a) Any failure to pay any principal or interest under the Note when the same shall become due and payable and such failure continues for five (5) days thereafter, or the failure to pay any other sum due under the Note, this Letter Agreement or any Security Document when the same shall become due and payable and such failure continues for ten (10) days after notice thereof to Borrower. No notice, however, shall be required after maturity of the Note.

     (b) Any failure or neglect to perform or observe any of the covenants, conditions or provisions of this Letter Agreement, the Note, any Security Document or any other document or instrument executed or delivered in connection with the Loan (other than a failure or neglect described in one or more of the other provisions of this Paragraph 10.1) and such failure or neglect either cannot be remedied or, if it can be remedied, it continues unremedied for a period of thirty (30) days after notice thereof to Borrower. Notwithstanding the foregoing, in the case of an Event of Default under this subparagraph 10.1(b), if such Event of Default cannot be remedied within 30 days, Borrower shall have an additional thirty (30) days to remedy such Event of Default provided that Borrower commences its cure within the first thirty
(30) day period and diligently prosecutes such cure. In no event shall Borrower have more than the sixty (60) days allowed under this subparagraph 10.1(b) to effectuate a cure of an Event of Default hereunder unless Lender agrees to extend such period of time, which extension may be granted or denied in Lender's sole discretion.

      (c) Any warranty, representation or statement contained in this Letter Agreement, in the Note or in any Security Document or any other document or instrument executed or delivered in connection with the Loan, or made or furnished to Lender by or on behalf of Borrower, that shall be or shall prove to have been false when made or furnished.

      (d) The filing by Borrower (or against Borrower to which Borrower acquiesces or that is not dismissed within sixty (60) days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to Borrower or such guarantor; or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of Borrower or such guarantor.

      (e) The insolvency of Borrower; or the execution by Borrower of an assignment for the benefit of creditors; or the convening by Borrower of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Borrower to pay its debts as they mature; or if Borrower is generally not paying its debts as they mature.

      (f) The admission in writing by Borrower that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature.

       (g)   The  liquidation,  termination  or  dissolution   of
Borrower.

     (h) Any levy or execution upon, or judicial seizure of, any portion of any collateral or security for the Loan.

      (i) Any attachment or garnishment of, or the existence or filing of any lien or encumbrance against any portion of any collateral or security for the Loan, that is not removed or released within thirty (30) days after its creation or is not released within sixty (60) days of its creation if Borrower is diligently contesting such lien or encumbrance in good faith and has provided Lender with security therefor acceptable to Lender in its sole discretion.

      (j) The institution of any legal action or proceedings to enforce any lien or encumbrance upon any portion of any collateral or security for the Loan, that is not dismissed within thirty (30) days after its institution, or is not released within sixty (60) days of its institution if Borrower is diligently contesting such action in good faith and has provided Lender with security therefor acceptable to Lender in its sole discretion; provided, however, that if such legal action or proceedings could not result in an award, judgment or decision requiring an action by the Borrower other than the payment of funds, no Event of Default shall be deemed to occur or be continuing upon Borrower establishing an escrow account in an amount equal to or greater than any such threatened award, judgment or decision.

      (k)   The occurrence of any event of default under the Loan
Documents and the expiration of any applicable notice and cure period.

      (l) The occurrence of any adverse change in the financial condition of Borrower that Lender, in its reasonable discretion, deems material, or if Lender in good faith shall believe that the prospect of payment or performance of the Loan is impaired.

10.2 Remedies. Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Lender may do one or more of the following:

     (a) Declare the Loan and all other indebtedness of Borrower hereunder immediately due and payable, without notice or demand;

      (b)  Proceed to protect and enforce its rights and remedies
under   this  Letter  Agreement,  the  Note,  and  all   Security
Documents;

      (c) Avail itself of any other relief to which Lender may be legally or equitably entitled.

10.3 Enforcement Costs. Borrower shall pay all costs and expenses, including without limitation costs of title searches and title policy commitments, Uniform Commercial Code searches, court costs and reasonable in-house and outside attorneys' fees, incurred by Lender in enforcing payment and performance of the Loan and the other indebtedness and obligations of Borrower hereunder or in exercising the rights and remedies of Lender hereunder. All such costs and expenses shall be secured by all Security Documents. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Lender.

SECTION 11.  ACTION UPON AGREEMENT

11.1 No Third Party Beneficiaries. This Letter Agreement is made for the sole protection and benefit of the parties hereto and no other person or organization shall have any right of action hereon.

11.2 Integration. This Letter Agreement embodies the entire Letter Agreement of the parties with regard to the subject matter hereof. There are no representations, promises, warranties, understandings or agreements expressed or implied, oral or otherwise, in relation thereto, except those expressly referred to or set forth herein. Borrower acknowledges that the execution and delivery of this Letter Agreement is its free and voluntary act and deed, and that said execution and delivery have not been induced by, nor done in reliance upon, any representations, promises, warranties, understandings or agreements made by Lender, its agents, officers, employees or representatives.

11.3 Modifications. No promise, representation, warranty or agreement made subsequent to the execution and delivery of this Letter Agreement by either party hereto, and no revocation, partial or otherwise, or change, amendment or addition to, or alteration or modification of, this Letter Agreement shall be valid unless the same shall be in writing signed by all parties hereto.

11.4 No Joint Venture. Lender and Borrower each have separate and independent rights and obligations under this Letter Agreement. Nothing contained herein shall be construed as creating, forming or constituting any partnership, joint venture, merger or consolidation of Borrower and Lender for any purpose or in any respect.

SECTION 12.  GENERAL

12.1 Survival. This Letter Agreement shall survive the making of the Loan and shall continue so long as any part of the Loan, or any extension or renewal thereof, remains outstanding.

12.2 Discretionary Rights. All rights, powers and remedies granted Lender herein, or otherwise available to Lender, are for the sole benefit and protection of Lender, and Lender may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Lender is given two or more alternative courses of action, Lender may elect any alternative or combination of alternatives, at its option and in its sole and absolute discretion. All monies advanced by Lender under the terms hereof and all amounts paid, suffered or incurred by Lender in exercising any authority granted herein, including reasonable attorneys' fees, shall be secured by the Security Documents, shall bear interest at the highest rate payable on the Loan until paid, and shall be due and payable by Borrower to Lender immediately without demand.

12.3 Indemnity. Borrower shall indemnify and hold Lender harmless from and against all claims, costs, expenses, actions, suits, proceedings, losses, damages and liabilities of any kind whatsoever, including but not limited to attorneys' fees and expenses, arising out of any matter relating, directly or indirectly, to the Loan, to the ownership, development, construction, or sale of the Interests, whether resulting from internal disputes of Borrower, disputes between Borrower and any guarantor, or whether involving other third persons or entities, or out of any other matter whatsoever related to this Letter Agreement, the Security Documents, or any property encumbered thereby, but excluding any claim or liability which arises as the direct result of the gross negligence or willful misconduct of Lender. This indemnity provision shall continue in full force and effect and shall survive not only the making of the Loan and the Advances but shall also survive the repayment of the Loan and the performance of all of Borrower's other obligations hereunder.

12.4 Joint and Several. If Borrower consists of more than one person or entity their liability shall be joint and several. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

12.5 Time of Essence. Time is expressly made of the essence of this Letter Agreement.

12.6 Notices. All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Letter Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or
(iii) if given by certified or registered United States mail, seventy-two (72) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Letter Agreement or such other address as that party, from time to time, may specify by notice to the other parties. Any notice to Lender shall be sent Attention: Conway Schatz, 1407 Larimer Street, Suite 300, Denver, Colorado 80202, with a copy to Steven C. Demby, Esq., Brownstein Hyatt & Farber, P.C., 410 17th Street, 22nd Floor, Denver, Colorado 80202. Any notice to Borrower under this Letter Agreement shall be sent simultaneously to __________________________________________,
_________________________________.

12.7 Payment of Costs. Borrower shall pay all costs and expenses arising from the preparation of the Loan Documents, the closing of the Loan and the monitoring and administration of the Loan, including but not limited to title insurance premiums, other title company charges, recording and filing fees, costs of Uniform Commercial Code searches, Lender's attorneys' fees, Lender's processing and closing fees, Lender's inspection fees, appraisal and appraisal review fees, any intangible or recording taxes and any other charges that may be imposed on Lender as a direct result of this transaction.

12.8 Severability. The illegality or unenforceability of any provision of this Letter Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Letter Agreement or any instrument or agreement required hereunder.

12.9 Choice of Law. This Letter Agreement shall be governed by and construed according to the laws of the State of Colorado, without giving effect to conflict of laws principles.

12.10 Successors. Except as otherwise provided herein, this Letter Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their successors and assigns.

12.11 Headings. The headings or captions of sections and paragraphs in this Letter Agreement are for reference only, do not define or limit the provisions of such sections or paragraphs, and shall not affect the interpretation of this Letter Agreement.

12.12 Counterparts. This Letter Agreement may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this Letter Agreement to physically form one document.

12.13 JURY WAIVER. BORROWER AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THE NOTE, THIS DOCUMENT OR ANY OTHER RELATED DOCUMENT OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

     Please indicate your agreement with the terms and provisions of this Letter Agreement by signing where indicated below and returning an executed original to the undersigned at the address set forth above.


                              Sincerely,

                              Hexagon Investments, LLC
                              a Colorado limited liability company

                              By:  s/Scott Reiman
                              Name:
                              Its:



AGREED TO AND ACCEPTED THIS
10 day of July, 2000

DELTA PETROLEUM CORPORATION
a Colorado corporation


By:  s/Roger A. Parker
     Roger A. Parker, President


               ESTOPPEL CERTIFICATE AND AGREEMENT


      THIS ESTOPPEL CERTIFICATE AND AGREEMENT ("Certificate") is made and entered into as of this 10th day of July, 2000, by Whiting Petroleum Corporation, a Delaware corporation, having an address of 1700 Broadway, Suite 2300, Denver, Colorado 80290 ("Whiting"). Whiting is the seller under that certain Purchase and Sale Agreement dated as of June 1, 2000, a copy of which is attached as Exhibit A hereto (the "Purchase Agreement"), and Delta Petroleum Corporation, a Colorado corporation ("Delta"), is the buyer of certain oil and gas interests (the "Interests") under the Purchase Agreement. Whiting understands and acknowledges that this Certificate will be relied upon by Sovereign Holdings, LLC, a Colorado limited liability company ("Sovereign") and Hexagon Investments, LLC, a Colorado limited liability company ("Hexagon") in connection with the Assignment and Collateral Assignment described below.

     The undersigned does hereby certify to Sovereign and Hexagon that to the best of its knowledge, information and belief, as of the date hereof:

1. The Purchase Agreement attached hereto is a full, true and accurate copy thereof, the Purchase Agreement is in full force and effect, and has not been modified other than as is indicated in Exhibit A, and it constitutes the complete agreement between Whiting and Delta with respect to the purchase of the Interests.

2. As of the date of this Certificate, neither Whiting nor Delta is in default under any terms of the Purchase Agreement, nor has any event occurred which with the passage of time, the giving of notice, or both, would become an event of default under the Purchase Agreement.

3. Whiting hereby acknowledges and consents to that certain Partial Assignment of Contract dated July 10, 2000, between Delta and Sovereign, and the transactions described therein, including, without limitation, the assignment from Delta to Sovereign of fifty percent (50%) of Delta's rights under the Purchase Agreement. Whiting acknowledges receipt of a copy of such Partial Assignment of Contract.

4.   Whiting  hereby  acknowledges and consents to  that  certain
     Collateral Assignment of Purchase and Sale Agreement dated  July  10,
     2000,   between  Delta  and  Hexagon  and  the  transactions
     described therein, including, without limitation, Delta's grant to Hexagon of a security interest in Delta's rights under the Purchase Agreement. Whiting acknowledges receipt of a copy of such Collateral Assignment of Purchase and Sale
     Agreement.

5. Whiting acknowledges that it is holding the Interests subject to the terms and conditions of the Purchase Agreement and that, subject to such terms and conditions, any credits or other payments arising from or related to the ownership of the Interests since February 1, 2000, have been accruing for the benefit of Delta. Whiting hereby agrees to distribute to Hexagon all credits and payments that have accrued or will accrue in connection with the Interests from the date hereof and that are otherwise payable to Delta pursuant to the Purchase Agreement unless and until otherwise advised in writing by Hexagon.

       IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed as of the day and year first written above.



                              WHITING PETROLEUM CORPORATION
                              a Delaware Corporation



                              By:  s/John R. Hazlett
                              Name: John R. Hazlett
                              Its: Vice President


                         PROMISSORY NOTE


$3,795,000.00                                       July 10, 2000
                                                 Denver, Colorado

     FOR VALUE RECEIVED, the undersigned DELTA PETROLEUM CORPORATION, a Colorado corporation ("Maker"), whose address is 555 17th Street, Suite 3310, Denver, Colorado 80202, promises to pay to the order of HEXAGON INVESTMENTS, LLC, a Colorado limited liability company ("Holder"), whose address is 1407 Larimer Street, Suite 300, Denver, Colorado 80202, or at such other address as Holder may from time to time designate, the principal sum of Three Million Seven Hundred Ninety Five Thousand and No/100 Dollars ($3,795,000.00), or so much thereof as may be advanced by Holder hereunder and remain unpaid from time to time, together with interest on said principal sum or such part thereof disbursed by Holder, from the date of each disbursement made by Holder until repaid in full, at the rate and at the times set forth below. The loan evidenced by this Promissory Note (the "Note") is not a revolving loan and, therefore, Maker may not borrow, repay and reborrow the principal indebtedness evidenced hereby.

     1. Definitions. As used herein, the following terms shall have the indicated meanings (definitions appear in alphabetical order and defined terms used within definitions are defined either above or in the appropriate alphabetical place within this Paragraph 1):

          (a) Default Interest Rate. A fluctuating rate per annum at all times equal to the lesser of (i) eighteen percent (18%) per annum, or (ii) the Maximum Rate.

          (b) Guaranty Agreement. That certain Guaranty Agreement dated of even date herewith executed jointly and severally by Roger A. Parker and Aleron H. Larson Jr. for the benefit of
Holder.

          (c) Loan Documents. Collectively, all documents and instruments now or hereafter evidencing, securing, guaranteeing and/or relating to the indebtedness evidenced by this Note, as the same may be amended or replaced from time to time hereafter, including, without limitation, this Note, that certain Letter Agreement dated contemporaneously herewith, and the Guaranty Agreement.

          (d)       Maturity Date.  October 9, 2000.

          (e) Maximum Rate. The maximum non-usurious rate of interest per annum permitted by whichever of applicable United States federal law or Colorado law permits the higher interest rate, including, to the extent permitted by such applicable law, any amendments thereof or any new law hereafter coming into effect to the extent a higher maximum non-usurious rate of interest is permitted thereby. The Maximum Rate shall be applied by taking into account all amounts characterized by applicable law as interest on the debt evidenced by this Note, so that the aggregate of all interest does not exceed the maximum non_usurious amount permitted by applicable law.

          (f)       Note.  This Promissory Note.

     2. Interest Rate. The outstanding principal balance of this Note shall bear interest, from the date of each disbursement of the loan proceeds made by Holder until repaid in full, at a rate per annum at all times equal to fifteen percent (15%). Interest shall accrue and compound monthly on the outstanding principal balance of this Note. Interest on the principal balance of this Note shall be due and payable on the Maturity
Date.

     3. Accrual of Interest. Unless the due date of this Note is accelerated upon the occurrence of an Event of Default (as hereinafter defined), no payment of principal or interest shall be due hereunder until the Maturity Date, when the outstanding principal balance of this Note, together with all accrued interest thereon and any other sums due under this Note, shall be immediately due and payable.

     4. Payment of Interest. All amounts due hereunder shall be payable in lawful money of the United States of America.
Accrued interest shall bear interest at the same rate as the principal of this Note.

     5. Prepayment. Maker may prepay this Note upon ten (10) days' prior written notice to Holder without premium. Maker shall not be entitled to reborrow any amounts prepaid hereunder.

     6.        Time.  Time is of the essence hereof.

     7. Events of Default. At the option of Holder, the payment of all principal, any interest accrued thereon and any other sums then due and payable under the provisions of this Note will be accelerated and such principal, interest and such other sums shall be immediately due and payable without notice or demand upon the earlier to occur of any of the following events (an "Event of Default"):

          (a) the failure of Maker to pay any amounts hereunder or under any other Loan Document when due, subject to any applicable grace or cure period set forth herein or in such other Loan
Document;

          (b) any other default hereunder or under any other Loan Document, not cured within any applicable grace period;

          (c) the filing by Maker, any guarantor of the obligations represented by this Note, or any Affiliate of Maker or any such guarantor of a voluntary petition in bankruptcy; the commencement of a bankruptcy or insolvency proceeding against any such party
(unless stayed or dismissed within 30 days); the filing by any such party of an assignment for the benefit of creditors; or the attachment, execution or judicial seizure, whether by enforcement of money judgment, writ or warrant of attachment or any other process, of all or substantially all of the assets of Maker or such party which is not released within sixty (60) days after such action; and

     8. Default Interest Rate. After the Maturity Date or after an Event of Default, the principal amount outstanding, and all accrued interest thereon, shall thereafter bear interest at the Default Interest Rate.

     9. Release. Each Maker, endorser, cosigner and guarantor of this Note hereby expressly grants to Holder the right to release or to agree not to sue any other person, or to suspend the right to enforce this Note against such other person or to otherwise discharge such person; and each such Maker, endorser, cosigner and guarantor hereby agrees that the exercise of such rights by Holder shall have no effect on the liability of any other person, primarily or secondarily liable hereunder.

     10. Waivers. Maker, for itself and its legal representatives, successors and assigns, expressly waives presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purposes of accelerating the maturity, and diligence in collection, and consents that Holder may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.

     11. Attorneys' Fees. If Holder employs counsel to collect this Note or otherwise to exercise its remedies, including without limitation filing a claim in connection with any bankruptcy or insolvency proceedings, Maker shall pay the reasonable fees, costs and expenses of Holder, including without limitation attorneys' fees, whether or not suit is brought.

     12. Limitations on Interest. This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the principal balance at a rate which could subject Holder to either civil or criminal liability as a result of being in excess of the Maximum ate which Maker is permitted by law to contract or agree to pay. If by the terms of this Note Maker is at any time required or obligated to pay interest on the principal balance at a rate in excess of such Maximum Rate, the rate of interest under this Note shall be deemed to be immediately reduced to such Maximum Rate and interest payable hereunder shall be computed at such Maximum
Rate.

     13. Notice. Whenever any party hereto shall desire to, or be required to, give or serve any notice, demand, request or other communication with respect to this Note, each such notice, demand, request or communication shall be in writing and shall be effective only if the same is delivered by personal service (including, without limitation, courier or express service) or mailed certified or registered mail, postage prepaid, return receipt requested, or sent by telegram or facsimile transmission with confirmation of receipt, to the parties at the addresses shown throughout this Note or such other addresses which the parties may provide to one another in accordance herewith. If notice is sent to Holder, a copy of such notice shall also be given to Steven C. Demby, Esq., Brownstein Hyatt & Farber, P.C.,
410 17th Street, Suite 2222, Denver, Colorado 80202. If notice is sent to Maker, a copy of such notice shall also be given to Roger A. Parker, c/o Delta Petroleum Corporation, 555 17th
Street, Suite 3310, Denver, Colorado 80202. Notice delivered personally will be effective upon delivery to an authorized representative of the party at the designated address; notices sent by mail in accordance with the above paragraph will be effective upon execution by the addressee of the Return Receipt. Notices delivered via facsimile will be effective upon confirmation of receipt.

     14. Recourse Obligation. This Note is specifically a full recourse obligation, and nothing herein contained shall be construed to prevent Holder from proceeding personally against Maker under this Note.

     15. Business Purpose. Maker certifies that this loan is obtained for business or commercial purposes and that the proceeds thereof will not be used primarily for personal, family, household or agricultural purposes.

     16. Representations and Warranties. Maker makes the following representations and warranties, which shall be deemed to be continuing representations and warranties in favor of Holder, and covenants and agrees to perform all acts necessary to maintain the truth and correctness, in all material respects, of the following:

          (a) Maker's Employer Identification Number is: 84-1060803 and its principal place of business is 555 17th Street, Suite
3310, Denver, Colorado 80202.

          (b) Maker agrees that it shall not, without prior written notification to Holder, move or otherwise change its principal place of business.

     17. CHOICE OF LAW. THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES FURTHER AGREE THAT IN THE EVENT OF DEFAULT, THIS NOTE MAY BE ENFORCED IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF COLORADO AND THEY DO HEREBY SUBMIT TO THE JURISDICTION OF ANY AND ALL SUCH COURTS REGARDLESS OF THEIR RESIDENCE OF WHERE THIS NOTE OR ANY ENDORSEMENT HEREOF MAY BE EXECUTED.

     18. WAIVER OF TRIAL BY JURY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AND ACKNOWLEDGING THAT THE CONSEQUENCES OF SAID WAIVER ARE FULLY UNDERSTOOD, MAKER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY, THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS, ANY CLAIM OF LACHES AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED AGAINST MAKER OR ANY OTHER PERSON LIABLE ON THIS NOTE. MAKER ACKNOWLEDGES AND AGREES THAT HOLDER SHALL HAVE ALL RIGHTS OF A THIRD PARTY CREDITOR WITH RESPECT TO THIS NOTE, AND MAKER WAIVES AND RELEASES FOR ITSELF ALL CLAIMS TO THE CONTRARY.

SIGNATURE PAGE TO THAT CERTAIN PROMISSORY NOTE GIVEN BY DELTA
PETROLEUM CORPORATION, A COLORADO CORPORATION, TO HEXAGON
INVESTMENTS, LLC, A COLORADO LIMITED LIABILITY COMPANY

     EXECUTED as of the date set forth above.

                              DELTA PETROLEUM CORPORATION,
                              a Colorado corporation


                              By:  s/Roger A. Parker
                              Roger A. Parker, President




STATE OF COLORADO             )
                              ) ss.
COUNTY OF DENVER              )

     The foregoing instrument was acknowledged before me this 11th day of July, 2000, by Roger A. Parker as President of Delta
Petroleum Corporation.

     Witness my hand and notarial seal.

     My commission expires:    3-2-2003


                              S/Mary M. May
                              Notary Public

[SEAL]



                       GUARANTY AGREEMENT


     THIS GUARANTY AGREEMENT (this "Guaranty Agreement"), is made as of July 10, 2000, by Roger A. Parker ("Parker") and Aleron H. Larson, Jr. ("Larson") jointly and severally (Parker and Larson are individually and collectively referred to herein as the "Guarantors"), each of whose address is 555 17th Street, Suite 3310, Denver, Colorado 80202, for the benefit of HEXAGON INVESTMENTS, LLC, a Colorado limited liability company ("Hexagon"), whose address is 1407 Larimer Street, Suite 300, Denver, Colorado 80202.

                      W I T N E S S E T H:

     WHEREAS, Hexagon has made a loan (the "Loan") to Delta Petroleum Corporation, a Colorado corporation ("Maker"), as evidenced by that certain Promissory Note in the amount of $3,795,000.00 of even date herewith from Maker payable to the order of Hexagon (the "Note"), that certain Letter Agreement of even date herewith, this Guaranty Agreement and any other instrument or documents now or hereafter evidencing, guaranteeing, securing or relating to the indebtedness evidenced by the Note (hereinafter collectively referred to as the "Loan Documents"); and

     WHEREAS, each Guarantor is a, director, officer and/or significant shareholder of Maker and believes he shall substantially benefit, directly or indirectly, from the making of the Loan; and

     WHEREAS, as a condition of making the Loan, Hexagon has required the Guarantors to jointly and severally guarantee to Hexagon the obligations of Maker under the Loan Documents, and certain other items as herein set forth.

     NOW, THEREFORE, in order to induce Hexagon to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby jointly and severally covenants and agrees as follows:

     1. Each Guarantor irrevocably, unconditionally, jointly and severally fully guarantees the due, prompt and complete performance of each and every one of the following obligations:
(a) the payment and performance by Maker of each and every obligation of Maker under the Note and the other Loan Documents to which it is a party; and (b) the due, prompt and complete payment of all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Hexagon in collection or enforcement of this Guaranty Agreement against the Guarantors (the obligations described in this Paragraph 1 are hereinafter collectively referred to as the "Indebtedness").

     2. Each Guarantor hereby grants to Hexagon, in the absolute discretion of Hexagon, and without notice to any Guarantor, the power and authority to deal in any lawful manner with the Indebtedness and the other obligations guaranteed hereby, and without limiting the generality of the foregoing, the further power and authority, from time to time:

          (a) to renew, compromise, extend, accelerate or otherwise change the time or place of payment of or to otherwise change the terms of the Indebtedness;

          (b) to modify or to waive any of the terms of the obligations guaranteed hereby;

          (c) to take and hold security for the payment of the Indebtedness and/or performance of the other obligations guaranteed hereby and to impair, exhaust, exchange, enforce, waive or release any such security;

          (d) to direct the order or manner of sale of any such security as Hexagon, in its discretion, may determine;

          (e) to grant any indulgence, forbearance or waiver with respect to the Indebtedness or any of the other obligations guaranteed hereby; and

          (f)  to release or waive rights against any one or more
Guarantors without releasing or waiving any rights against any other Guarantor.

The liability of each Guarantor hereunder shall not be affected, impaired or reduced in any way by any action taken by Hexagon under the foregoing provisions or any other provision hereof, or by any delay, failure or refusal of Hexagon to exercise any right or remedy it may have against Maker or any other person, firm or corporation, including other guarantors, if any, liable for all or any part of the Indebtedness or any of the other obligations guaranteed hereby.

     3. The Guarantors agree that if any of the Indebtedness is not fully and timely paid or performed according to the tenor thereof, whether by acceleration or otherwise, the Guarantors shall immediately upon receipt of written demand therefor from Hexagon pay all of the Indebtedness hereby guaranteed in like manner as if the Indebtedness constituted the direct and primary obligation of the Guarantors. The Guarantors shall not have any right of subrogation as a result of any payment hereunder or any other payment made by the Guarantors or a Guarantor on account of the Indebtedness, and each Guarantor hereby waives, releases and relinquishes any claim based on any right of subrogation, any claim for unjust enrichment or any other theory that would entitle a Guarantor to a claim against Maker based on any payment made hereunder or otherwise on account of the Indebtedness until Hexagon is paid in full.

     4. This Guaranty Agreement and the obligations of the Guarantors hereunder shall be continuing and irrevocable until the Indebtedness has been satisfied in full. Notwithstanding the foregoing or anything else set forth herein, and in addition thereto, if at any time all or any part of any payment received by Hexagon from Maker or a Guarantor under or with respect to this Guaranty Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, determination that said payment was a voidable preference or fraudulent transfer under insolvency, bankruptcy or reorganization laws), then Guarantors' obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous receipt of payment by Hexagon, and Guarantors' obligations hereunder shall continue to be effective or be reinstated as to such payment, all as though such previous payment to Hexagon had never been made. The provisions of the foregoing sentence shall survive termination of this Guaranty Agreement, and shall remain a valid and binding obligation of each Guarantor until satisfied.

     5. Each Guarantor hereby waives notice of acceptance of this Guaranty Agreement by Hexagon and this Guaranty Agreement shall immediately be binding upon each Guarantor. Any Guarantor who executes this Guaranty Agreement shall be fully bound hereby regardless of whether or not any other Guarantor subsequently executes this Guaranty Agreement.

     6. Each Guarantor hereby waives and agrees not to assert or take advantage of:

          (a) any right to require Maker to proceed against any other person or to proceed against or exhaust any security held by Maker at any time or to pursue any other remedy in Maker's power before proceeding against any one or more Guarantors hereunder;

          (b) any right to require Hexagon to proceed against Maker or any other person or to proceed against or exhaust any security held by Hexagon at any time or to pursue any other remedy in Hexagon's power before proceeding against any one or more Guarantors hereunder;

          (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Hexagon to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

          (d) demand, presentment for payment, notice of non_payment, protest, notice of protest and all other notices of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non_action on the part of Hexagon or any endorser or creditor of Hexagon or any Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Hexagon or in connection with the Indebtedness;

          (e) any election by Hexagon to exercise any right or remedy it may have against Maker or any security held by Hexagon, including, without limitation, the right to foreclose upon any such security by judicial or non-judicial sale, without affecting or impairing in any way the liability of Guarantors hereunder, except to the extent the indebtedness has been paid, and the Guarantors waive any default arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantors against Maker or any such security whether resulting from such election by Hexagon or otherwise. The Guarantors understand that if all or any part of the liability of Maker to Hexagon for the Indebtedness is secured by real property the Guarantors shall be liable for the full amount of their liability hereunder, notwithstanding foreclosure on such real property by trustee sale or any other reason impairing the Guarantors' right to proceed against Maker; and

          (f) all duty or obligation on the part of Hexagon to perfect, protect, not impair, retain or enforce any security for the payment of the Indebtedness or performance of any of the other obligations guaranteed hereby.

     7. All existing and future indebtedness of Maker to the Guarantors or to any person controlled or owned in whole or in part by any of the Guarantors and, the right of the Guarantors to withdraw or to cause or permit any person controlled or owned in whole or in part by any of the Guarantors to withdraw any capital invested by any Guarantor in Maker, is hereby subordinated to the Indebtedness at any time after a default exists under the Indebtedness. Furthermore, without the prior written consent of Hexagon, such subordinated indebtedness shall not be paid and such capital shall not be withdrawn in whole or in part nor shall any Guarantor accept or cause or permit any person controlled or owned in whole or in part by a Guarantor to accept any payment of or on account of any such subordinated indebtedness or as a withdrawal of capital at any time after a default exists under the Indebtedness. Any payment received by the Guarantors in violation of this Guaranty Agreement shall be received by the person to whom paid in trust for Hexagon, and Guarantors shall cause the same to be paid to Hexagon immediately on account of the Indebtedness. No such payment shall reduce or affect in any manner the liability of the Guarantors under this Guaranty Agreement.

     8. The amount of each Guarantor's liability and all rights, powers and remedies of Hexagon hereunder shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Hexagon under any document or agreement relating in any way to the terms and provisions hereof or otherwise by law. With respect to each Guarantor, this Guaranty Agreement is in addition to and exclusive of the guaranty of any other Guarantor executing this Guaranty Agreement or any other person or entity which guarantees the Indebtedness and/or the other obligations guaranteed hereby.

     9. The liability of each Guarantor under this Guaranty Agreement shall be an absolute, direct, immediate and unconditional guarantee of payment and not of collectability. The obligations of each Guarantor hereunder are independent of the obligations of Maker or any other party which may be initially or otherwise responsible for performance or payment of the obligations hereunder guaranteed and each other Guarantor, and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against any one or more Guarantors, whether or not Maker is joined therein or a separate action or actions are brought against Maker. Hexagon may maintain successive actions for other defaults. Hexagon's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless the Indebtedness has been paid in full.

     10. The Guarantors hereby agree to pay to Hexagon, upon demand, reasonable attorneys' fees and all costs and other expenses which Hexagon expends or incurs in collecting or compromising the Indebtedness or in enforcing this Guaranty Agreement against each Guarantor whether or not suit is filed, including, without limitation, all costs, attorneys' fees and expenses incurred by Hexagon in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving a Guarantor which in any way affect the exercise by Hexagon of its rights and remedies hereunder. Any and all such costs, attorneys' fees and expenses not so paid shall bear interest at an annual interest rate equal to the lesser of (i) 18%, or (ii) the highest rate permitted by applicable law, from the date incurred by Hexagon until paid by the Guarantors.

     11.  Should any one or more provisions of this Guaranty
Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

     12. No provision of this Guaranty Agreement or right of Hexagon hereunder can be waived nor can any Guarantor be released from such Guarantor's obligations hereunder except by a writing duly executed by Hexagon. This Guaranty Agreement may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever except by the express terms of a writing duly executed by Hexagon.

     13. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural, and the masculine shall include the feminine and neuter and vice versa. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

     14. If any or all of the Indebtedness is assigned by Hexagon, this Guaranty Agreement shall automatically be assigned therewith in whole or in part, as applicable, without the need of any express assignment and when so assigned, each Guarantor shall be bound as set forth herein to the assignee(s) without in any manner affecting such Guarantor's liability hereunder for any part of the Indebtedness retained by such Hexagon.

     15.  Parker's Social Security Number is          .
Larson's Social Security Number is             .

     16. This Guaranty Agreement shall inure to the benefit of and bind the heirs, legal representatives, administrators, executors, successors and assigns of Hexagon and Guarantors.

     17. This Guaranty Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to principles of conflicts of law. In any action brought under or arising out of this Guaranty Agreement, each Guarantor hereby consents to the jurisdiction of any competent court within the City & County of Denver, Colorado and consents to service of process by any means authorized by the laws of such State. Except as provided in any other written agreement now or at any time hereafter in force between Hexagon and any Guarantor, this Guaranty Agreement shall constitute the entire agreement of Guarantors with Hexagon with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Hexagon or any Guarantor unless expressed herein or in a writing signed by Guarantors and Hexagon.

     18. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of same in person to the addressee or by depositing same with Federal Express for next business day delivery or by depositing same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

     Hexagon:            1407 Larimer Street, Suite 300
                         Denver, Colorado 80202
                         Attention: Conway Schatz
                         Telephone: (303)571-1010

     With a copy to:     Steven C. Demby, Esq.
                         410 17th Street, 22nd Floor
                         Denver, Colorado 80202
                         Telephone: (303)223-1100

     Guarantor:          Roger A. Parker
                         555 17th Street, Suite 3310
                         Denver, Colorado 80202

     Guarantor:          Aleron H. Larson, Jr.
                         555 17th Street, Suite 3310
                         Denver, Colorado 80202

     With a copy to:     __________________________
                         __________________________
                         __________________________

     All notices, demands and requests shall be effective upon such personal delivery or upon being deposited with Federal Express or in the United States mail as required above. However, with respect to notices, demands or requests so deposited with Federal Express or in the United States mail, the time period in which a response to any such notice, demand or request must be given shall commence to run from the next business day following any such deposit with Federal Express or, in the case of a deposit in the United States mail as provided above, the date on the return receipt of the notice, demand or request reflecting the date of delivery or rejection of the same by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least 30 days' written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

     19. Each Guarantor hereby agrees that this Guaranty Agreement, the Indebtedness and all other obligations guaranteed hereby, shall remain in full force and effect at all times hereafter until paid and/or performed in full notwithstanding any action or undertakings by, or against, Hexagon, any Guarantor, and/or any member in Hexagon in any proceeding in the United States Bankruptcy Court, including, without limitation, any proceeding relating to valuation of collateral, election or imposition of secured or unsecured claim status upon claims by Hexagon pursuant to any Chapter of the Bankruptcy Code or the Rules of Bankruptcy Procedure as same may be applicable from time to time.

     20. This Guaranty Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, with the same effect as if all parties hereto had signed the same signature page. Any signature page of this Guaranty Agreement may be detached from any counterpart of this Guaranty Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Guaranty Agreement identical in form hereto but having attached to it one or more additional signature pages. Execution by any Guarantor shall bind such Guarantor regardless of whether any one or more other Guarantors execute this Guaranty Agreement.

     IN WITNESS WHEREOF, the undersigned Guarantors have executed this Guaranty Agreement as of the day and year first above written.

                              GUARANTORS:


                              s/Roger A. Parker
                              Roger A. Parker


                              s/Aleron H. Larson, Jr.
                              Aleron H. Larson, Jr.


STATE OF COLORADO             )
                              )  ss.
COUNTY OF DENVER              )

     The foregoing instrument was acknowledged before me this 11th day of July, 2000, by Roger A. Parker.

     Witness my hand and notarial seal.

     My commission expires: 3-2-2003


                              s/Mary M. May
                              Notary Public


STATE OF COLORADO             )
                              )  ss.
COUNTY OF DENVER              )

     The foregoing instrument was acknowledged before me this 11th day of July, 2000, by Aleron H. Larson, Jr.

     Witness my hand and notarial seal.

     My commission expires:  3-2-2003


                              s/Mary M. May
                              Notary Public